                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

               Date of Report: (Date of earliest event reported):
                                September 1, 1998

                             PETROQUEST ENERGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



       Delaware                        1-9020                  98-0115468
(State of Incorporation)        (Commission File Number)      (IRS Employer
                                                            Identification No.)


                      625 E. Kaliste Saloom Road, Suite 400
                           Lafayette, Louisiana 70508
              (Address of Registrant's principal executive offices)



                                 (318) 232-7028
              (Registrant's telephone number, including area code)


                          Optima Petroleum Corporation
                              #600 595 Home Street
                       Vancouver, British Columbia V6C2T5
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         Optima Petroleum Corporation, a company originally organized under the Canada Business Corporation Act (the "Company"), held a special meeting of shareholders on August 21, 1998 (the "Special Meeting"). The following matters were acted upon at the Special Meeting and were the subject of a proxy statement filed by the Company with the Securities and Exchange Commission, which was mailed to the Company's Shareholders on or about July 20, 1998:

         1. The Company's shareholders approved the Plan and Agreement of Merger by and among the Company, Optima Energy (U.S.) Corporation, a wholly owned subsidiary of the Company, and Goodson Exploration Company ("Goodson"), NAB Financial, L.L.C. ("NAB") and Dexco Energy, Inc. ("Dexco"), pursuant to which the Company acquired 100% of the ownership interests of American Explorer L.L.C. (the "Merger"), all of which were owned by Goodson, NAB and Dexco. In connection with the Merger, the Company issued to the owners of Goodson, NAB and Dexco 7,335,001 shares of Company Common Stock (as defined below) and 1,667,001 Contingent Stock Issue Rights (the "CSIR"). The CSIRs entitle the holders to receive an additional 1,667,001 shares of Company Common Stock at such time as the trading price for the Company's Common Stock is $5.00 or higher for 20 consecutive trading days.

         The shares of Common Stock and CSIRs issued in the Merger were issued to the following persons, each of whom is an officer and director of the Company upon completion of the Merger:




                                                       CSIRs
                                                      -------

Charles T. Goodson                2,567,250           583,450

Alfred J. Thomas II(1)            1,309,298           297,560

Ralph J. Daigle                   2,200,500           500,000


          ----------------------------

         (1) Does not include 487,778 shares and 110,856 CSIRs issued to Mr. Thomas' spouse and an aggregate of 770,175 shares and 175,035 CSIRs issued to Mr. Thomas' adult children.

In addition, Robert R. Brooksher, who became a director and Chief Financial Officer and Secretary of the Company upon completion of the Merger, holds a three year option to acquire 5% of the shares of Common Stock and CSIRs issued in connection with the Merger.

         2. The shareholders approved the Company's continuation and domestication from a Canadian corporation to a Delaware corporation (the "Continuation") and approved the Company's change of name. Subsequent to the Special Meeting, the Company filed with the Secretary of State of Delaware a Certificate of Incorporation (the "Certificate of Incorporation") to effectuate the Continuation pursuant to Section 388 of the Delaware General Corporate law changing its jurisdiction of incorporation from a Canadian corporation to a Delaware corporation, changing its name to "PetroQuest Energy, Inc.", and adopting a new certificate of incorporation.

         3. The following individuals were elected by the shareholders as additional directors of the Company. Upon completion of the Merger, certain of these individuals will also serve as the executive officers of the Company as set forth below. William C. Leuschner and Robert L. Hodgkinson will continue to serve as directors of the Company after the Merger.


Charles T. Goodson              --    President, Chief Executive Officer and Director
                                --
Alfred J. Thomas, II            --    Chief Operating Officer and Director
                                --
Ralph J. Daigle                 --    Senior Vice President-Exploration and Director
                                --
Robert R. Brooksher             --    Chief Financial Officer, Secretary and Director
                                --
Daniel G. Fournerat             --    Director
                                --


         4. The shareholders approved a new stock option plan covering 1,800,000 shares of Common Stock, and approved the amendment of 465,000 currently outstanding options to change their exercise price and expiry date and the cancellation of all other options outstanding under the Company's prior stock option plans.

         5. The shareholders approved the acquisition of a 5% working interest in an oil and gas prospect.

         As a result of the Merger, the Company's Common Stock will continue to be listed and traded on the Toronto Stock Exchange and the NASDAQ National Market. However, the Company's Common Stock will now trade under the symbols "PQU" and "PQUE", respectively. The Company has also relocated its principal executive offices to Lafayette, Louisiana. The Company's new address and telephone number is:

                     625 E. Kaliste Saloom Road, Suite 400
                     Lafayette, Louisiana 70508
                     (318) 232-7028

         Pursuant to the new Certificate of Incorporation, the authorized capital stock as of the Merger consists of 75,000,000 shares of common stock, par value $0.001 per share (the "Common Stock"), and 5,000,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock"). At the time of the Merger, there will be 18,337,347 shares of issued and outstanding Common Stock, and no shares of Preferred Stock will be outstanding.

         The following is a description of the Company's capital stock.
         COMMON STOCK. Each share of Common Stock is entitled to one vote in any matter submitted for a vote to the holders of the capital stock of the Company. The Common Stock does not have cumulative voting rights. Subject to the superior rights of any series of Preferred Stock, the holders of Common Stock may receive dividends if, when and as declared by the Board of Directors of the Company (the "Board of Directors") and, upon liquidation of the Company, are entitled to all assets remaining after the satisfaction of liabilities. The Common Stock has no preemptive or other subscription rights.

         PREFERRED STOCK. The Board of Directors is empowered, without the approval of the stockholders, to authorize the issuance of Preferred Stock in one or more series, to establish the number of shares included in each series, and to fix the relative rights, powers, preferences and limitations of each series. As a result, the Board of Directors has the power to afford the holders of any series of Preferred Stock greater rights, powers, preferences and limitations than the holders of Common Stock. The ability of the Board of Directors to establish the rights, powers, preferences and limitations and to issue Preferred Stock could be used as an anti-takeover device.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a) AND (b) All financial statements and pro forma financials required in connection with the consummation of the Merger have been previously filed by the Company on a Form 8-K, as amended.

(c)      EXHIBITS

                   4.1     Certificate of Incorporation
                   4.2     Bylaws
                   4.3     Form of Certificate of Contingent Stock Issue Right
                   4.4     Certificate of Domestication
                  10.1     1998 Incentive Plan
                  10.2     Employment Agreement -- Charles T. Goodson
                  10.3     Employment Agreement -- Alfred J. Thomas, II
                  10.4     Employment Agreement -- Ralph J. Daigle
                  10.5     Employment Agreement -- Robert R. Brooksher
                  99.1     Registration Rights Agreement

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 16, 1998


PETROQUEST ENERGY, INC.
(formerly Optima Petroleum Corporation)



By: /s/ ROBERT R. BROOKSHER
   ----------------------------------
Robert R. Brooksher, Chief Financial
    Officer and Secretary

                                INDEX OF EXHIBITS




Exhibit Number             Description
--------------             -----------
          4.1              Certificate of Incorporation
          4.2              Bylaws
          4.3              Form of Certificate of Contingent Stock Issue Right
          4.4              Certificate of Domestication
         10.1              1998 Incentive Plan
         10.2              Employment Agreement -- Charles T. Goodson
         10.3              Employment Agreement -- Alfred J. Thomas, II
         10.4              Employment Agreement -- Ralph J. Daigle
         10.5              Employment Agreement -- Robert R. Brooksher
         99.1              Registration Rights Agreement
